JPM Mutual Fund Investment Trust responses

Sub-Item 77Q1(a)

Copies of any material amendments to the registrant's charter:

Amendment No. 5, dated July 13, 2005, to the Declaration
of Trust dated September 19, 1997.  Incorporated herein
by reference to the Registrant's Registration Statement
as filed with the Securities and Exchange Commission
on August 3, 2005.(Accession Number
0001047469-05-020651).